SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 20, 2012
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                 Regulation FD

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is a press release issued by Customers Bancorp, Inc. on September 20, 2012.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By:	/s/ Thomas R. Brugger
Name:	Thomas R. Brugger
Title:	Executive Vice President
and Chief Financial Officer

Date:                      September 20, 2012

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release